UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2022

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Boulevard, Suite 100, Plano, Texas 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2022 (the “Fifth Amendment Effective Date”), Ribbon Communications Inc. (the “Company”), Ribbon Communications Operating Company, Inc. (the “Borrower”), and certain of their subsidiaries entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment), which amends that certain Credit Agreement (as previously amended, the “Existing Credit Agreement” and, as amended by the Fifth Amendment, the “Credit Agreement”; the credit facilities thereunder, the “Senior Secured Credit Facilities”), dated as of March 3, 2020, by and among the Company, as a guarantor, the Borrower, Citizens Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), a lender, issuing lender, swingline lender, joint lead arranger and bookrunner, Santander Bank, National Association, as a lender, joint lead arranger and bookrunner, and the other lenders party thereto (each, together with Citizens Bank, N.A. and Santander Bank, National Association, referred to individually as a “Lender”, and collectively, the “Lenders”). The purpose of the Fifth Amendment is to provide the Company with additional flexibility under the Senior Secured Credit Facilities in order to continue its investment in the IP Optical Networks segment and to address the continued global uncertainty including the supply chain disruptions.

The Fifth Amendment reduces the minimum Consolidated Fixed Charge Coverage Ratio (as defined in the Credit Agreement) for the remainder of 2022 and increases the maximum Consolidated Net Leverage Ratio (as defined in the Credit Agreement) until at least the end of the fiscal quarter of the Company ending June 30, 2023, each of which the Borrower must comply with on a quarterly basis. Following a Junior Debt Incurrence Event (as defined below), in addition to complying with a minimum Consolidated Fixed Charge Coverage Ratio and a maximum Consolidated Net Leverage Ratio, the Borrower must also comply on a quarterly basis with a maximum Consolidated Senior Net Leverage Ratio (as defined in the Credit Agreement).

The Fifth Amendment increases the maximum rate at which loans incurred under the Senior Secured Credit Facilities bear interest if the Company’s Consolidated Net Leverage Ratio for any fiscal quarter of the Company is greater than 4.50x . Specifically, pursuant to the Fifth Amendment, loans incurred under the Senior Secured Credit Facilities bear interest, at the Borrower’s option, at either the LIBOR rate plus a margin ranging from 1.50% to 4.50% per year, or the base rate (the highest of the Federal Funds Effective Rate (as defined in the Credit Agreement) plus 0.50%, or the prime rate announced from time to time in The Wall Street Journal) plus a margin ranging from 0.50% to 3.50% per year (such margins being referred to as the “Applicable Margin”). Prior to giving effect to the Fifth Amendment, the maximum Applicable Margin was 3.50% with respect to loans accruing interest at the LIBOR rate, and 2.50%, with respect to loans accruing interest at the base rate. Consistent with the Existing Credit Agreement, the Applicable Margin varies depending on the Company’s Consolidated Net Leverage Ratio. The Fifth Amendment does not change the zero percent floor applicable to the LIBOR Rate and the base rate.

Pursuant to the Fifth Amendment, the Borrower may incur junior secured or unsecured debt in an amount not less than $50,000,000, subject to certain conditions set forth in the Fifth Amendment, including that 50% of the aggregate amount of such incurred debt (net of certain costs, fees and other amounts) must be applied to prepay the Senior Secured Credit Facilities (the incurrence of any such junior secured or unsecured debt is referred to herein as a “Junior Debt Incurrence Event”). The Fifth Amendment prohibits the Borrower from making certain acquisitions, certain repurchases of equity, certain dividends and certain other restricted payments, and certain investments, in each case, until after the delivery (or deemed delivery upon filing of such financial statements with the Securities and Exchange Commission) to the Administrative Agent of the Company’s audited financial statements for the Company’s fiscal year ending December 31, 2022. Following a Junior Debt Incurrence Event, certain leverage ratio-based covenant exceptions (including exceptions allowing the incurrence of additional indebtedness) in the Credit Agreement are adjusted, such that in order to utilize such exceptions, the Borrower must comply with a Consolidated Net Leverage Ratio requirement and with a Consolidated Senior Net Leverage Ratio requirement.

Pursuant to the Fifth Amendment, the commitment fee applied to the daily amount of unused portions of the commitments under the Credit Agreement ranges from 0.20% to 0.50% per year, depending on the Company’s Consolidated Net Leverage Ratio. Prior to giving effect to the Fifth Amendment, the maximum such commitment fee was 0.35% per year.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including without limitation statements regarding the Company’s plans relating to and expected benefits of the Fifth Amendment, are forward-looking statements. Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, are intended to identify forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including, among others, risks related to supply chain disruptions resulting from component availability; the effects of geopolitical instabilities and disputes, including between Russia and Ukraine and the impact of sanctions imposed as a result thereof; risks related to the continuing COVID-19 pandemic, including delays in customer deployments as a result of rises in cases; risks that the Company will not realize the anticipated benefits from the acquisition of ECI Telecom Group Ltd. or investments in its IP Optical Networks segment; risks that the Company will not realize the estimated cost savings and/or anticipated benefits from its strategic restructuring; the impact of restructuring and cost-containment activities; declines in the value of the Company’s ongoing investment in American Virtual Cloud Technologies, the purchaser of the Company’s Kandy Communications business; unpredictable fluctuations in quarterly revenue and operating results; risks related to the terms of the Company’s credit agreement including compliance with the financial covenants; risks related to cybersecurity and data intrusion; failure to compete successfully against telecommunications equipment and networking companies; failure to grow the Company’s customer base or generate recurring business from existing customers; credit risks; the timing of customer purchasing decisions and the Company’s recognition of revenues; macroeconomic conditions; litigation; market acceptance of the Company’s products and services; rapid technological and market change; the ability to protect Company intellectual property rights and obtain necessary licenses; the ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in the Company’s products; increases in tariffs, trade restrictions or taxes on the Company’s products; and currency fluctuations.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business and results from operations. Additional information regarding these and other factors can be found in the Company's reports filed with the Securities and Exchange Commission, including, without limitation, its Form 10-K for the year ended December 31, 2021. In providing forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Fifth Amendment to Credit Agreement, dated June 30, 2022 among Ribbon Communications Operating Company, Inc., as the borrower, the guarantors party thereto, the financial institutions party thereto as lenders, and Citizens Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2022	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick Macken
		Title:	Executive Vice President and Chief Legal Officer

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